Exhibit 99

                            ViroPharma Incorporated
                    Reports Second Quarter Financial Results

Exton, PA July 27, 2000. ViroPharma Incorporated (Nasdaq: VPHM) reported today financial results for the second quarter ended June 30, 2000.

For the quarter ended June 30, 2000, ViroPharma reported a net loss of $5.4 million compared to a net loss of $6.1 million for the same period in 1999. Net loss for the quarter ended June 30, 2000 was adjusted to reflect preferred stock dividends to arrive at net loss allocable to common stockholders. Net loss per share allocable to common stockholders for the quarter ended June 30, 2000 was $0.37 per share, basic and diluted. Without giving effect to the preferred stock dividends, or the beneficial conversion feature recorded in 1999, net loss per share for the quarter ended June 30, 2000 was $0.36 per share, basic and diluted, compared to $0.53 per share, basic and diluted, for the same period in 1999. In the quarter ended June 30, 2000, the company earned license fee revenue of $.25 million in connection with the hepatitis C collaboration with American Home Products Corporation, through its Wyeth-Ayerst Laboratories division. The Company did not earn any revenue in the quarter ended June 30, 1999. Research and development expenses for the second quarter of 2000 were $4.3 million compared to $5.2 million for the same period in 1999. In the second quarter of 2000, the company was preparing to initiate two pivotal trials with pleconaril, the company's most advanced drug candidate, for the treatment of viral respiratory infection, conducting safety studies with VP50406 for the treatment of hepatitis C and conducting additional preclinical studies with VP14637 for the treatment of RSV pneumonia. In the second quarter of 1999, the company was conducting two clinical trials with pleconaril and advancing both the hepatitis C and RSV pneumonia programs. The decrease in expenses in the second quarter of 2000 was primarily due to the fact that clinical studies for pleconaril were ongoing in the second quarter of 1999, and no such studies were conducted in the same period of 2000. General and administrative expenses for the second quarter of 2000 were $2.1 million compared to $1.2 million for the same period in 1999. The increase is due to employee related expenses and business development activities. As of June 30, 2000 the company had approximately $226 million in cash, cash equivalents and short-term investments.

For the six-month period ended June 30, 2000, ViroPharma reported a net loss of $12.2 million compared to a net loss of $11.8 million for the same period in 1999. Net loss for the six-month period ended June 30, 2000 was adjusted to reflect preferred stock dividends to arrive at net loss allocable to common stockholders. Net loss per share allocable to common stockholders for the six-month period ended June 30, 2000 was $0.83 per share, basic and diluted. Without giving effect to the preferred stock dividends, or the beneficial conversion feature recorded in 1999, net loss per share for the six-month ended June 30, 2000 was $0.80 per share, basic and diluted, compared to $1.02 per share, basic and diluted, for the same period in 1999. In the six-month period ended June 30, 2000, the company earned license fee and milestone revenue of $1.5 million in connection with the hepatitis C collaboration with Wyeth-Ayerst Laboratories. The Company did not earn any revenue in the six-month period ended June 30, 1999. Research and development expenses for the six-month period ended June 30, 2000 were $10.8 million compared to $10.1 million for the same period in 1999. The increase in expenses in the six-month period ended June 30, 2000 was due primarily to the completion of three phase 3 clinical trials of pleconaril, the initiation of safety studies with VP50406 for the treatment of hepatitis C and the advancement of the company's drug candidate for the treatment of RSV pneumonia. General and administrative expenses were $4.2 million in the six-months ended June 30, 2000 compared to $2.4 million for the same period of 1999. The increase is due to employee related expenses, pre-marketing expenses related to pleconaril and business development activities.

ViroPharma Incorporated is committed to the commercialization, development and discovery of antiviral pharmaceuticals. The Company is focused on drug development and discovery activities in viral diseases including viral respiratory infection (a severe form of the common cold), RSV pneumonia and hepatitis C.

           VIROPHARMA INCORPORATED
           Selected Financial Information
Statements of Operations:
(in thousands, except per share data)

                                                                Three-months ended                         Six-months ended
                                                                      June 30,                                   June 30,
                                                       -------------------------------------      ----------------------------------
                                                            2000                   1999               2000                  1999
                                                       ---------------       ---------------      ---------------      -------------
 Revenue                                                   $    250            $      -               $  1,500            $      -
                                                       ---------------       ---------------      ---------------        -----------

Operating expenses:
Research and development                                      4,268               5,234                 10,840              10,095
General and administrative                                    2,052               1,240                  4,162               2,394

                                                       ---------------       ---------------      ---------------        -----------
Total operating expenses                                      6,320               6,474                 15,002              12,489
                                                       ---------------       ---------------      ---------------        -----------
Interest income                                               3,416                 413                  5,013                 806
Interest expense                                              2,735                  44                  3,670                  86

                                                       ---------------       ---------------      ---------------        -----------
Net loss                                                   $ (5,389)           $ (6,105)              $(12,159)           $(11,769)
                                                       ===============      =============         =============          ===========
Net loss allocable to common shareholders                  $ (5,571)           $(10,245)              $(12,523)           $(15,909)
                                                       ===============      =============         =============          ==========

Net loss per share: basic and diluted                         (0.36)              (0.53)                 (0.80)              (1.02)

Net loss per share allocable to common
  shareholders: basic and diluted                             (0.37)              (0.89)                 (0.83)              (1.38)

Shares used in computing net loss per share:
  basic and diluted                                          15,180              11,572                 15,146              11,564
                                                     ===============      =============         ==============          ============


Balance Sheets: (in thousands)

                                                              June 30,             December 31,
                                                                2000                  1999
                                                          ---------------       ---------------
Cash, cash equivalents and short-term  investments             $225,719               $ 66,853
Working capital                                                 220,460                 58,691
Total assets                                                    240,888                 72,086
Long-term  obligations                                          183,925                  4,525
Total stockholders' equity                                       46,787                  58,291

           VIROPHARMA INCORPORATED
           Selected Financial Information
Statements of Operations:
(in thousands, except per share data)

                                                                Three-months ended                         Six-months ended
                                                                      June 30,                                   June 30,
                                                       -------------------------------------      ----------------------------------
                                                            2000                   1999               2000                  1999
                                                       ---------------       ---------------      ---------------      -------------
 Revenue                                                   $    250            $      -               $  1,500            $      -
                                                       ---------------       ---------------      ---------------        -----------

Operating expenses:
Research and development                                      4,268               5,234                 10,840              10,095
General and administrative                                    2,052               1,240                  4,162               2,394

                                                       ---------------       ---------------      ---------------        -----------
Total operating expenses                                      6,320               6,474                 15,002              12,489
                                                       ---------------       ---------------      ---------------        -----------
Interest income                                               3,416                 413                  5,013                 806
Interest expense                                              2,735                  44                  3,670                  86

                                                       ---------------       ---------------      ---------------        -----------
Net loss                                                   $ (5,389)           $ (6,105)              $(12,159)           $(11,769)
                                                       ===============      =============         =============          ===========
Net loss allocable to common shareholders                  $ (5,571)           $(10,245)              $(12,523)           $(15,909)
                                                       ===============      =============         =============          ===========

Net loss per share: basic and diluted                         (0.36)              (0.53)                 (0.80)              (1.02)

Net loss per share allocable to common
  shareholders: basic and diluted                             (0.37)              (0.89)                 (0.83)              (1.38)

Shares used in computing net loss per share:
  basic and diluted                                          15,180              11,572                 15,146              11,564
                                                     ===============      =============         ==============          ============


Balance Sheets: (in thousands)

                                                              June 30,             December 31,
                                                                2000                  1999
                                                          ---------------       ---------------
Cash, cash equivalents and short-term  investments             $225,719               $ 66,853
Working capital                                                 220,460                 58,691
Total assets                                                    240,888                 72,086
Long-term  obligations                                          183,925                  4,525
Total stockholders' equity                                       46,787                 58,291